GE INSTITUTIONAL FUNDS

Supplement Dated August 30, 2005

To Statement of Additional Information Dated January 29, 2005

The section entitled “Portfolio Holdings” located on pages 41-43 is deleted in its entirety and replaced with the following:

Portfolio Holdings.

The Funds’ portfolio holdings must be adequately protected to prevent the misuse of that information by a third party to the potential detriment of the shareholders. Accordingly, the Funds have adopted, and the Board has approved, policies and procedures designed to ensure that the disclosure of the Funds’ portfolio holdings is in the best interest of the Funds’ shareholders in the manner described below. GEAM and the Board may amend these policies and procedures at any time without prior notice.

Various non-Fund advisory clients of GEAM may hold securities substantially similar to those securities held by the Funds. Although GEAM has also adopted policies and procedures regarding the selective disclosure of the contents of those other portfolios, those policies and procedures contain different procedures and limitations than the policies and procedures that apply to the disclosure of the Funds’ portfolio holdings.

The Funds’ portfolio holdings are made public, as required by law, in the Funds’ annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant fiscal period. In addition, as required by law, the Funds’ portfolio holdings as of fiscal quarter end are reported to the SEC, and posted to the Funds’ website, within 60 days after the end of the Funds’ first and third fiscal quarters so that they are available to any interested person.

The following information is also available on the Funds’ website (http://www.geassetmanagement.com) or by calling 1-800-242-0134:

1.	A complete listing of each Funds’ portfolio holdings and related information (such as number of shares, value and percentage of the portfolio) as of each month-end, at least 30 days after the month-end; and

2.	Top ten portfolio holdings and related information (such as percentage of portfolio) and certain other portfolio information (such as security, sector, country, regional, quality and duration breakdowns, depending on the type of Fund) for each Fund (other than Income Funds and the

Money Market Fund) as of each month-end, at least 15 days after the month-end. This information will be available for Income Funds and the Money Market Fund as of each month-end, at least 30 days after month-end.

This information will be available on the Funds’ website until updated for the next appropriate period. This information may be disclosed to any person no earlier than one day after it has been posted to the website.

The Funds’ portfolio holdings information may be disseminated more frequently, or as of different periods, than as described above only when legitimate business purposes of the Funds are served and the potential and actual conflicts of interest between the interests of Fund shareholders and those of the Funds’ affiliates are reviewed and considered.

Selective disclosures could be considered to serve the legitimate business purposes of the Funds, if: (1) done to further the interests of the Funds or (2) the disclosure is not expected to result in harm to the Funds (such harm could occur by permitting third parties to trade ahead of, or front run, the Funds or to effect trades in shares of the Funds with information about portfolio holdings that other current or potential investors do not have). For example, the Funds may provide portfolio holdings information to certain vendors that provide services that are important to the operations of the Funds, or that assist GEAM in providing services to the Funds or in conducting its investment management business activities in general. In addition, certain institutional Fund clients (and their representatives) may require portfolio holdings information more frequently in fulfillment of their fiduciary obligations.

Potential and actual conflicts of interest between the Funds and their affiliates must also be reviewed and considered. For example, there may be situations where the selective disclosure of Fund portfolio holdings information facilitates portfolio management activities or the potential growth of the Funds, which could legitimately serve the common interests of both the Funds and GEAM. However, such selective disclosures should not be made for the benefit of GEAM or its affiliates without also considering whether the disclosure would be in the interests of the Funds or, at a minimum, result in no harm to the Funds.

In addition, a Fund may occasionally disclose very limited selected information about its portfolio holdings subject to specific timing, content and other restrictions in the Funds’ policies and procedures, such as the disclosure of a security currently held used to illustrate the investment style or strategy employed by the Fund.

The following conditions must be met in order to disclose Fund portfolio holdings information before it is released to the public:

1.	(1) Any Senior Vice President or Vice President of GEAM’s Marketing and Client Services Legal department or GEAM’s General Counsel; (2) any Manager of GEAM’s Compliance department; and (3) the Chief Investment Officer, or other individual in a senior management position of the applicable Fund, must analyze potential and actual conflicts of interest related to any selective disclosure of portfolio holdings and must authorize the release of such information;

2.	Depending on the type of recipient, the recipient of the information must either agree in writing to maintain the confidentiality of the information provided and not to trade on the basis of the information provided in any account over which it has influence or control, until the public release of the information or the recipient must be subject to professional or ethical obligations not to disclose or improperly use the information, such as would apply to independent public accounting firms and legal counsel; and

3.	With respect to mutual fund investors (and their representatives), the disclosure is limited to month-ending date information that is provided at least 15 days following the month-end.

The Fund provides its portfolio holdings (as of the date of this SAI) to the following entities as of a date more frequent than month-end and/or prior to the time lag period (i.e., 30 days or 15 days) set forth above:

•	Custodian (sub-custodians) and accounting agent;

•	Securities lending agent(s);

•	Proxy voting agent(s);

•	Transfer agent (in the event of a redemption or purchase in-kind);

•	Sub-adviser(s);

•	A GE affiliated provider of certain administrative functions;

•	Legal counsel to the Funds, GEAM or non-interested Trustees of the Funds;

•	Auditor(s);

•	Financial printer(s);

•	Provider(s) of attribution and/or portfolio analysis, including:

•	FactSet Research Systems, Inc.

•	Richards & Tierney, Inc.

•	Other recipients could include various stock markets and exchanges, regulatory authorities and, to a more limited extent, the issuers of securities held by the Funds with respect to only the securities of the particular issuer.

Information regarding one or more portfolio securities held by the Funds may be provided to various broker-dealers in connection with the purchase or sale of securities, requests for price quotations on securities or bids on securities. These persons and entities are not subject to the conditions set forth above. GEAM, however, will not continue to conduct business with a broker-dealer that it believes misused the disclosed information.

Neither the Funds nor GEAM receive separate compensation with respect to the selective disclosure of portfolio holdings from any recipient of such information.

Since the Funds recently adopted the foregoing policies and procedures, they have not yet obtained written acknowledgements from each of the above listed entities regarding maintaining confidentiality of the portfolio holdings and restrictions on their trading activities. The Funds will make reasonable efforts to work with these entities to implement the conditions described above. The Funds and GEAM will also periodically seek to determine whether any recipient of that portfolio information has effected transactions in Fund shares, in an effort to monitor whether there has been any misuse of that information contrary to the conditions imposed on its use. However, such a monitoring effort is not likely to detect every misuse of that information, particularly if concealed in some fashion. Certain employees of GEAM and GEID may also have access to that non-public portfolio information, but those employees will normally be subject to a code of ethics and other policies and procedures intended to prevent misconduct.

The Board shall, on an annual basis, receive a report detailing the recipients of the portfolio holdings information and the reason for such disclosures.

There can be no assurance that the Funds’ policies and procedures on disclosure of portfolio holdings will protect the Funds from misuse of such information by individuals or entities that come into possession of the information.